                                                                     EXHIBIT 4.1

COMMON STOCK                                                    COMMON STOCK
                                   [GRAPHIC]
[GRAPHIC]                  Essential Therapeutics, Inc.           [GRAPHIC]

  ETR

INCORPORATED UNDER THE LAWS            SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE             AND A STATEMENT AS TO THE RIGHTS,
                                       PREFERENCES, PRIVILEGES AND RESTRICTIONS
                                       ON SHARES
                                       CUSIP 29669A 10 8






         THIS CERTIFIES THAT





                                   [GRAPHIC]







         IS THE RECORD HOLDER OF


   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE
                                 PER SHARE, OF

                          ESSENTIAL THERAPEUTICS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/ Alan C. Mendelson        ESSENTIAL THERAPEUTICS, INC.  /s/ Mark Skaletsky
                                    CORPORATE
    SECRETARY                         SEAL              CHIEF EXECUTIVE OFFICER
                                    FEB. 29,
                                      1996
                                    DELAWARE


COUNTERSIGNED AND REGISTERED:
       MELLON INVESTOR SERVICES LLC
                     TRANSFER AGENT
                     AND REGISTRAR,

BY




               AUTHORIZED SIGNATURE

   A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   --  as tenants in common         UNIF GIFT MIN ACT--            Custodian
TEN ENT   --  as tenants by the                                ----------           ----------
              entireties                                        (Cust)               (Minor)
JT TEN    --  as joint tenants with
              right of                                         under Uniform Gifts to Minors
              survivorship and not                             Act
              as tenants                                           ---------------------------
              in common                                                    (State)
COM PROP  --  as community property
                                           UNIF TRF MIN ACT--      Custodian (until age       )
                                                               ----                     ------
                                                               (Cust)

                                                                       under Uniform Transfers
                                                               -------
                                                               (Minor)
                                                               to Minors Act
                                                                             -----------------
                                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,             hereby sell, assign and transfer unto
                   ------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[                                     ]

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Shares
----------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

                                        X
                                          ----------------------------------

                                        X
                                          ----------------------------------

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
  ----------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.